SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 17, 2005

Wachovia Commercial Mortgage Securities, Inc.

(Exact name of registrant specified in Charter)

North Carolina	333-127668	56-1643598

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina		28288-0166

(Address of principal executive offices)		Zip Code

Registrant’s telephone, including area code: (704) 374-6161

No Change

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4d(c))

ITEM 8.01.     Other Events.

          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994, issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I; Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the “Kidder Letter”)) prepared by Nomura Securities International, Inc., which are hereby filed pursuant to the Kidder Letter.

ITEM 9.01.     Financial Statements, Pro Forma Information and Exhibits.

(c)             Exhibits

Item 601(a) of
Regulation S-K

Exhibit No.	Description

99

Computational Materials prepared by Nomura Securities International, Inc., in connection with Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-C21

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.

	By:	/s/ William J. Cohane

	Name:	William J. Cohane
	Title:	Managing Director

Date: October 17, 2005

EXHIBIT INDEX

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

99

Computational Materials prepared by Nomura Securities International, Inc., in connection with Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-C21

E